UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2012

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 13, 2012, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted the 2013 Directors' Compensation and Expense Reimbursement Policy (“Policy”). The Policy, as adopted on December 13, 2012, takes effect on January 1, 2013 and supersedes in its entirety the director compensation policy adopted by the Board on October 19, 2012 (such prior policy having been disclosed in a Current Report on Form 8-K filed on October 25, 2012). The Policy provides for a Bank director (other than the Chair and Vice Chair) that attends all scheduled in-person meetings and participates in all scheduled teleconference calls, subject to limited exceptions set forth in the Policy, to be paid a total fee of $75,000, plus reasonable travel expenses. The Policy provides for the Chair and Vice Chair of the Board to be paid a fee of $100,000 and $85,000, respectively, plus reasonable travel expenses. Further, the Policy provides for Committee Chairs to be paid an additional $10,000 in fees. Under the Policy, the total annual director fee is paid as a combination of: a quarterly retainer fee; a per-day attendance fee for mandatory in-person events; and a per-call attendance fee. Director per-day and per-call fees are subject to forfeiture and penalties in certain circumstances for excessive absences, as described in the Policy. In addition, the Policy authorizes a reduction of a director's quarterly retainer fee if a majority of disinterested directors determines that such director's performance, ethical conduct or attendance is significantly deficient. In accordance with Federal Housing Finance Agency (“Finance Agency”) regulations, the Policy, together with all supporting materials upon which the Board relied in determining the level of compensation and expenses to pay to the Bank's directors, has been provided to the Director of the Finance Agency for review.
The foregoing description of the Policy is qualified in its entirety by reference to the Policy, which is included herein as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

A copy of the Bank's 2013 Directors' Compensation and Expense Reimbursement Policy is attached as Exhibit 10.1 and incorporated by reference in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2012

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/JONATHAN R. WEST
Jonathan R. West
Executive Vice President - Chief Operating Officer, Business Operations

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2013 Director Compensation and Expense Reimbursement Policy, effective January 1, 2013